EXHIBIT 1.1

THE RYLAND GROUP, INC.

Debt Securities

Amended and Restated Underwriting Agreement Basic Provisions

January 6, 2005

     The basic provisions set forth herein are intended to be incorporated by reference in a terms agreement (a “Terms Agreement”) of the type referred to in Section 2 hereof. With respect to any particular Terms Agreement, the Terms Agreement, together with the provisions hereof incorporated therein by reference, is herein referred to as this “Agreement” and all references herein to the “Terms Agreement” shall refer to each respective Terms Agreement. Terms defined in the Terms Agreement are used herein as therein defined. The term “Representative,” as used herein, means the Underwriter or Underwriters (as defined below) named in a Terms Agreement as Representative or Representatives. If no Underwriter or Underwriters are named in the Terms Agreement as Representative or Representatives, then the terms “Underwriters” and “Representatives” as used herein shall mean the Underwriter (if only one) or all Underwriters (if more than one) listed in such Terms Agreement.

     The Ryland Group, Inc., a Maryland corporation (the “Company”), may issue and sell from time to time series of its debt securities registered under the registration statement referred to in Section 1(a) hereof (the “Securities”) to the Underwriters (the “Underwriters”) named in the Terms Agreement relating to any such Securities. The Securities may have varying designations, denominations, interest rates and payment dates, maturities, redemption provisions and selling prices and may be guaranteed by certain of the Company’s subsidiaries (the “Subsidiary Guarantors”), with all such terms for any particular series of Securities (together with any other terms relating to such series) to be determined and set forth in the Terms Agreement relating to the series.

     1. The Company and the Subsidiary Guarantors (upon becoming parties hereto) represent, warrant and agree that:

          (a) A registration statement on Form S-3 with respect to the Securities has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder and has become effective. If any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of the Terms Agreement, the most recent such amendment has been declared effective by the Commission. Copies of such registration statement as amended as of the date of the Terms Agreement have been delivered by the Company to the Representatives. As used in this Agreement, (i) “Preliminary Prospectus” means each prospectus (including all documents incorporated therein by reference) included in such registration statement, or amendments or supplements thereof, before it became effective under the Act, including any prospectus filed with the Commission by the Company and the

Subsidiary Guarantors, if any, with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations; (ii) “Registration Statement” means such registration statement, as it became effective under the Act, and as amended or supplemented as of the date of the Terms Agreement (including all exhibits thereto and all documents incorporated therein by reference); (iii) “Basic Prospectus” means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement; and (iv) “Prospectus” means the Basic Prospectus, together with any prospectus amendment or supplement (including in each case all documents incorporated therein by reference) specifically relating to the Securities to be purchased by the Underwriters pursuant to the Terms Agreement (“Underwritten Securities”), as filed with the Commission pursuant to paragraph (b) of Rule 424 of the Rules and Regulations. The Company meets the requirements for the use of Form S-3 under the Act, and as of the date of the Terms Agreement the Commission has not issued any order preventing or suspending the use of any Prospectus.

          (b) The Registration Statement and the Prospectus contain, and, at all times when a prospectus is required to be delivered in connection with offers or sales of the Underwritten Securities, will contain, all statements which are required to be contained therein by the Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission under such acts; the indenture, including any amendments and supplements thereto, pursuant to which the Underwritten Securities and any related guarantees (the “Subsidiary Guarantees”) will be issued (the “Indenture”) will conform with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder; and the Registration Statement and the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, and with respect to the Prospectus, in light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Subsidiary Guarantors, if any, make no representation or warranty as to information contained or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives specifically for inclusion therein. The foregoing representations, warranties and agreements shall not apply to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Trustee under the Indenture. The Indenture has been qualified under the Trust Indenture Act.

          (c) Neither the Company nor any of its subsidiaries (as defined in Rule 405) is in violation of its corporate charter or by-laws or other organizational documents or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole; the execution, delivery and performance of the Terms Agreement (including the provisions of this “Amended and Restated Underwriting Agreement Basic Provisions”), the consummation of the transactions contemplated hereby and compliance by the Company with the provisions of the Underwritten Securities and the Indenture will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or result in a breach of any of the terms of or constitute a default under, any loan agreement, indenture, mortgage, deed of trust, other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in a violation of the corporate charter or by-laws or other organizational documents of the Company or any of its subsidiaries or any law, statute or any applicable order, rule or regulation of any court, regulatory body, administrative agency or governmental agency or authority having jurisdiction over the Company, any of its subsidiaries or their respective properties; and except as required by the Act, the Trust Indenture Act, the Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or governmental agency or authority is required for the execution, delivery and performance of this Agreement and the Indenture by the Company and the Subsidiary Guarantors, if any, and the consummation of the transactions contemplated hereby.

          (d) Except as contemplated in the Registration Statement and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company and its subsidiaries, taken as a whole, and there has not been any material change, on a consolidated basis, in the capital stock, short-term debt or long-term debt of the Company and its subsidiaries, or any material adverse change in the net worth, financial condition or results of operation of the Company and its subsidiaries, taken as a whole.

          (e) Ernst & Young, whose report appears in the Company’s most recent Annual Report on Form 10-K (and, if applicable, Current Report on Form 8-K) which is incorporated by reference in the Prospectus, is an independent registered public accounting firm as required by the Act and the Rules and Regulations.

          (f) The audited financial statements included or incorporated by reference in the Registration Statement or in any Preliminary Prospectus or the Prospectus present fairly the financial condition and results of operations of the entities to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein. The unaudited financial statements of the Company included or incorporated by reference in the Prospectus and the Registration Statement and the related notes, present fairly, in all material respects, the financial position of the Company and its subsidiaries and, to the extent applicable are prepared in accordance with the instructions to Form 10-Q.

          (g) On the Delivery Date (as defined in Section 4 hereof) (i) the Indenture will have been validly authorized, executed and delivered by the Company and, if applicable, the Subsidiary Guarantors and will constitute the legally binding obligation of the Company and, if applicable, the Subsidiary Guarantors, enforceable in accordance with its terms; (ii) the Underwritten Securities will have been validly authorized for issuance, and, upon execution, authentication, delivery and payment therefor as provided in this Agreement and the Indenture, will be validly issued and outstanding, and will constitute valid and legally binding obligations of the Company enforceable against the Company and entitled to the benefits of the Indenture;

(iii) the Subsidiary Guarantees will have been validly authorized by the Subsidiary Guarantors and, when duly executed and delivered by the Subsidiary Guarantors in accordance with the terms of the Indenture, upon the due execution, authentication and delivery of the Underwritten Securities in accordance with the Indenture and the issuance of the Underwritten Securities in the sale to the Underwriters contemplated by this Agreement, will constitute valid and legally binding obligations of the Subsidiary Guarantors enforceable against the Subsidiary Guarantors and entitled to the benefits of the Indenture; and (iv) the Underwritten Securities, the Subsidiary Guarantees and the Indenture will conform to the descriptions thereof contained in the Prospectus.

          (h) The Company and each of its subsidiaries have been duly incorporated or organized, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation or organization, are duly qualified to do business and in good standing as foreign corporations or other entities in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualifications (except where the failure to so qualify would not have a material adverse effect upon the Company and its subsidiaries taken as a whole).

          (i) The Company and each of its subsidiaries have all requisite power and authority and all necessary material authorizations, approvals, orders, licenses, certificates and permits of and from all regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective businesses as now being conducted and as described in the Prospectus; and all such authorizations, approvals, licenses, certificates and permits are in full force and effect, and the Company and each of its subsidiaries are in all material respects complying therewith.

          (j) Except as contemplated in the Registration Statement and the Prospectus, there is not pending or, to the knowledge of the Company, threatened any action, suit or proceeding to which the Company or any of its subsidiaries is a party, before or by any court, regulatory body, administrative agency or governmental agency or authority that is reasonably likely to result in any material adverse change in the net worth, financial condition or results of operation of the Company and its subsidiaries taken as a whole, or is reasonably likely to materially adversely affect the properties or assets of the Company and its subsidiaries taken as a whole.

          (k) The documents incorporated by reference in the Registration Statement, the Prospectus, any amendment or supplement thereto or any Preliminary Prospectus, when they became or become effective under the Act or were or are filed with the Commission under the Exchange Act, as the case may be, conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

          (l) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in the Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act, as the case may be.

          (m) The Terms Agreement (including the provisions of this “Amended and Restated Underwriting Agreement Basic Provisions”) has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor and the Company and each Subsidiary Guarantor has full power and authority to execute, deliver and perform the Terms Agreement (including the provisions of this “Amended and Restated Underwriting Agreement Basic Provisions”).

          (n) There are no holders of securities of the Company who, by reason of the filing of the Registration Statement under the Act or the execution by the Company of this Agreement, have the right to request or demand that the Company register under the Act securities held by them.

          (o) No stop order suspending the effectiveness of the Registration Statement has been issued, and to the knowledge of the Company no proceeding for that purpose has been instituted or threatened by the Commission.

     2. The obligation of the Underwriters to purchase, and the Company to sell, the Underwritten Securities is evidenced by a Terms Agreement delivered at the time the Company determines to sell the Underwritten Securities. The obligations of the Underwriters to purchase the Underwritten Securities will be several and not joint. The Terms Agreement specifies the firm or firms which will be Underwriters, the principal amount of the Underwritten Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters for the Underwritten Securities, the public offering price of the Underwritten Securities, the firm, if any, which will serve as a “qualified independent underwriter” within the meaning of Conduct Rule 2720 of the National Association of Securities Dealers, Inc. (in such capacity and not otherwise the “QIU”) with respect to the offering of the Underwritten Securities and the amount of the underwriting discount to be received by such firm which shall be deemed compensation for its services as QIU and certain terms of the Underwritten Securities not already specified in the Indenture (including, without limitation, designations, denominations, interest rates and payment dates, maturity, redemption provisions and sinking fund requirements). The Terms Agreement specifies any details of the terms of the offering which should be reflected in a post-effective amendment to the Registration Statement or the supplement to the Prospectus relating to the offering of the Underwritten Securities.

     3. The Company shall not be obligated to deliver any Underwritten Securities except upon payment for all Underwritten Securities to be purchased pursuant to this Agreement as hereinafter provided.

     If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Underwritten Securities which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the principal amount of Underwritten Securities set forth in the Terms Agreement to be purchased by each remaining non-defaulting Underwriter bears to the aggregate principal amount of Underwritten Securities set forth in such Terms Agreement for all the remaining non-defaulting Underwriters; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any Underwritten Securities if the aggregate principal amount of Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase exceeds 9.99% of the total principal amount of Underwritten Securities, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the principal amount of Underwritten Securities set forth in the Terms Agreement to be purchased by it. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Underwritten Securities. If the remaining Underwriters or other underwriters satisfactory to the remaining Underwriters do not elect to purchase the Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of the expenses as set forth in Section 5(j) and with respect to any non-defaulting Underwriter as set forth in Section 6 and shall not continue to be liable for the payment of expenses of any defaulting Underwriter as set forth in Section 6.

     Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, it may have to the Company and any non-defaulting Underwriter for damages caused by its default. If other Underwriters agree to purchase the Underwritten Securities of a defaulting Underwriter, either the remaining non-defaulting Underwriters or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, any Prospectus or in any other document or arrangement.

     4. Delivery of and payment for Underwritten Securities shall be made at the office of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, at 10:00 A.M., New York City time, on the third business day following the date of the Terms Agreement or at such other location, time and date as shall be agreed upon between the Underwriters and the Company. This date and time are sometimes referred to as the “Delivery Date.” On the Delivery Date, the Company shall deliver the Underwritten Securities to the Underwriters against payment to or upon the order of the Company of the purchase price payable in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. The Underwritten Securities shall be prepared in definitive fully registered form in such denominations, and registered in such names as the Underwriters shall request in writing not less than two full business days prior to the Delivery Date. The Company shall make the Underwritten Securities available for inspection by the Underwriters in New York, New York not later than 1:00 P.M., New York City time, on the business day prior to the Delivery Date.

     5. The Company agrees:

          (a) To furnish promptly to the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed and each amendment or supplement thereto filed with the Commission, including all documents incorporated therein by reference and all consents and exhibits filed therewith.

          (b) To deliver promptly to the Underwriters such number of the following documents as the Underwriters may request during the period referred to in (c) below: (i) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this “Amended and Restated Underwriting Agreement Basic Provisions”, (ii) the Prospectus and (iii) any documents incorporated by reference in the Prospectus.

          (c) To timely file with the Commission during such period following the date of each Terms Agreement as a prospectus is required to be delivered in connection with offers or sales of Underwritten Securities any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Company or the Underwriters, be required by the Act or requested by the Commission and approved by the Underwriters.

          (d) Prior to filing with the Commission during the period referred to in (c) above (i) any amendment or supplement to the Registration Statement, (ii) the Prospectus or any amendment or supplement thereto or (iii) any document incorporated by reference in any of the foregoing or any amendment or supplement to any such incorporated document, to furnish a copy thereof to the Underwriters and to counsel for the Underwriters and obtain the consent of the Underwriters to the filing (which consent shall not be unreasonably withheld; provided, however, with respect to any filing that is required to be made under the Exchange Act, prior consent of the Underwriters to such filing will not be required hereunder if it would be impracticable to obtain such consent prior to the time such filing is required to be made).

          (e) To advise the Underwriters promptly (i) when any post-effective amendment to the Registration Statement relating to or covering the Underwritten Securities becomes effective, (ii) of any request or proposed request by the Commission for an amendment or supplement to the Registration Statement (to the extent that the amendment or supplement relates to or covers the Underwritten Securities), to the Prospectus, to any document incorporated by reference in any of the foregoing or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order directed to the Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus, and (iv) of receipt by the Company of any notification with respect to the suspension of the qualification (or exemption from qualification) of the Underwritten Securities for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose.

          (f) If, during the period referred to in (c) above, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain as soon as possible the withdrawal of that order at the earliest possible time.

          (g) As soon as practicable after the date of each Terms Agreement, to make generally available to its security holders and to deliver to the Underwriters an earnings statement of the Company and its subsidiaries (which need not be audited) complying with

Section 11(a) of the Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

          (h) During the period of three years after the date of any Terms Agreement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, if any, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

          (i) To promptly arrange, in cooperation with the Underwriters, for the qualification, or exemption from qualification, of the Underwritten Securities for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualifications in effect so long as required for the distribution of the Underwritten Securities and will pay all fees and expenses (including reasonable counsel fees and expenses) relating to the qualification of the Underwritten Securities under the securities laws pursuant to this Section 5(i); provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

          (j) To pay the costs incident to the authorization, issuance, sale and delivery of the Underwritten Securities and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Act of the Registration Statement and any amendments, supplements and exhibits thereto; the costs incident to the preparation, printing and filing of any document and any amendments and exhibits thereto required to be filed by the Company under the Exchange Act; the costs of distributing the Registration Statement as originally filed and each amendment and post-effective amendment thereof (including exhibits), any Preliminary Prospectus, the Prospectus and any documents incorporated by reference in any of the foregoing documents; the costs of printing this Agreement; the costs of any filings with the National Association of Securities Dealers, Inc.; fees paid to rating agencies in connection with the rating of the Underwritten Securities; the fees and expenses of qualifying the Underwritten Securities under the securities laws of the several jurisdictions as provided in this Section and of preparing and printing a Blue Sky Memorandum, and a memorandum concerning the legality of the Underwritten Securities as an investment (including reasonable fees of counsel to the Underwriters payable with respect thereto); and all other costs and expenses incident to the performance of the Company’s obligations under this Agreement; provided that, except as provided in this Section and in Section 6 and Section 10 hereof, the Underwriters shall pay their own costs and expenses, including the fees and expenses of their counsel, any transfer taxes on the Underwritten Securities which they may sell and the expenses of advertising any offering of the Underwritten Securities made by the Underwriters.

          (k) Subject to Section 5(d) hereof, until the termination of the offering of the Underwritten Securities, to timely file all documents, and any amendments to previously filed documents, required to be filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

          (l) If at any time when a prospectus relating to the Underwritten Securities is required to be delivered under the Act, any event relating to or affecting the Company or any of its subsidiaries occurs as a result of which the Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary, at any time to amend the Prospectus to comply with the Act, the Company will promptly notify the Representatives thereof and will prepare an amended or supplemental prospectus (in form and substance reasonably satisfactory to counsel to the Underwriters) or, with the consent of counsel to the Underwriters (which shall not be unreasonably withheld), make an appropriate filing pursuant to Section 13 or 14 of the Exchange Act which will correct such statement or omission; and, in case the Underwriters are required to deliver a prospectus relating to the Underwritten Securities nine months or more after the effective date of the Registration Statement, the Company upon the request of the Representatives and at the expense of the Underwriters will prepare promptly such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act.

          (m) During the period beginning on the date of the Term Agreement and continuing to the Delivery Date, not to publicly offer, sell, contract to sell or otherwise dispose of any debt securities of the Company with maturities longer than one year, other than the Underwritten Securities to the Underwriters.

     6. (a) The Company shall indemnify and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any losses, claims, damages or liabilities, joint or several, to which they may become subject, under the Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each such indemnified party for any legal and other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of, or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives specifically for use in the preparation thereof, and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any loss, claim, damage, liability purchased the Underwritten Securities which are the subject thereof if such person did not receive a copy of the Prospectus, as the same may be amended or supplemented, excluding documents incorporated by reference at or prior to the confirmation of the sale of such Underwritten Securities to such person in any case where such delivery is required by the Act, and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented), unless such failure resulted from non-compliance by the Company with Section 5(b). This indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter.

(b) Each Underwriter shall indemnify and hold harmless the Company against any losses, claims, damages or liabilities, joint or several, to which its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and may become subject, under the Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof), arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Representatives specifically for use in the preparation thereof; and shall reimburse such indemnified party for any legal and other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against an indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to the indemnified party of its election to assume the defense thereof, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Underwriters in the case of paragraph (a) of this Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

          (d) If the indemnification provided in this Section 6 shall be unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, or liabilities, referred to in subsection (a) or (b) above, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Underwritten Securities or (ii) if the allocation provided by the clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the proportion as the total net proceeds from the offering of the Underwritten Securities (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim that is subject to this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute as provided in this subsection (d) are several in proportion to their respective underwriting obligations and not joint. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this subsection (d) notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under subsection (e) of this Section 6.

          (e) The obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each partner, director and officer of any Underwriter and to each person, if any, who controls any Underwriter within the meaning of either the Act or the Exchange Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of either the Act or the Exchange Act.

          (f) The indemnity agreements contained in this Section and in Section 7 and the representations, warranties and agreements of the Company in Section 1 and Section 5 hereof shall survive the delivery of the Underwritten Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

     7. (a) The Company shall indemnify and hold harmless the firm, if any, acting as QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject in its capacity as QIU, under the Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities (or actions in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the QIU for any legal and other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that such firm, in its capacity as QIU, shall not be entitled to indemnification pursuant to this Section 7 in respect of any losses, claims, damages or liabilities to the extent and only to the extent that it would be denied indemnification in its capacity as an Underwriter pursuant to Section 6 hereof in respect of such losses, claims, damages or liabilities. This indemnity agreement is in addition to any liability which the Company may otherwise have.

          (b) Promptly after receipt by the QIU under subsection (a) above of notice of the commencement of any action, the QIU shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability that it may have to the QIU otherwise than under such subsection. In case any such action shall be brought against the QIU, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to the QIU (who shall not, except with the consent of the QIU, be counsel to the indemnifying party), and after notice from the indemnifying party to the QIU of its election to assume the defense thereof, the indemnifying party shall not be liable to the QIU under such subsection for any legal or other expenses subsequently incurred by the QIU in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if the defendants in any such action include both the QIU and the indemnifying party and the QIU shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the QIU shall have the right to select separate counsel to defend such action on behalf of itself; provided, further, that the QIU shall not have such right to select separate counsel if any Underwriter or Underwriters shall have exercised their right set forth in the proviso in Section 6(c) to select separate counsel in respect of such action, in which case, such counsel shall represent the QIU as well. Upon receipt of notice from the indemnifying party to the QIU of its election so to appoint counsel to defend such action and approval by the QIU of such counsel, the indemnifying party will not be liable to the QIU under this Section 7 for any legal or other expenses subsequently incurred by the QIU in connection with the defense thereof unless (i) the QIU shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the QIU in the case of paragraph (a) of this Section 7, representing the QIU under such paragraph (a)), (ii) the indemnifying party shall not have employed counsel satisfactory to the QIU to represent the QIU within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the QIU at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (c) If the indemnification provided in this Section 7 shall be unavailable or insufficient to hold harmless the QIU under subsection (a) above then the indemnifying party shall contribute to the amount paid or payable by the QIU in its capacity as QIU as a result of the losses, claims, damages or liabilities, referred to in subsection (a) above, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the QIU on the other from the offering of the Underwritten Securities or (ii) if the allocation provided by the clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the QIU on the other with respect to the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the QIU on the other shall be deemed to be in the proportion as the total net proceeds from the offering of the Underwritten Securities (before deducting expenses) received by the Company as set forth in the table on the cover page of the Prospectus bear to the portion of the underwriting discount received by the QIU which is deemed to be compensation for its services as QIU as set forth in the applicable Terms Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the QIU on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the QIU agree that it would not be just and equitable if contributions pursuant to this subsection (c) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (c). The amount paid by the QIU as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (c) shall be deemed to include, any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such action or claim that is subject to this subsection (c). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (d) The obligations of the Company under this Section 7 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the QIU within the meaning of either the Act or the Exchange Act. For purposes of this Section 7, each person who controls the QIU within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as the QIU. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under subsection (c) of this Section 7, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this subsection (d).

     8. The obligations of the Underwriters under this Agreement may be terminated by the Underwriters by giving notice as hereinafter specified at any time prior to the Delivery Date, if (i) any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered in connection therewith on the terms and in the manner contemplated in the Prospectus, (ii) the Company shall have failed, refused or been unable, at or prior to the Delivery Date, to perform any agreement on its part to be performed hereunder, (iii) any other condition of the Underwriter’s obligations hereunder is not fulfilled, (iv) trading of the Company’s capital stock on the New York Stock Exchange or trading generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended, (v) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange or the American Stock Exchange, by such Exchange or by the Commission or any other governmental authority having jurisdiction, (vi) a material disruption in securities settlement, payment or clearance services in the United States, (vii) a banking moratorium shall have been declared by Federal, Maryland or New York authorities, (viii) a downgrading shall have occurred in the rating accorded the Company’s debt securities by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) or such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company’s debt securities, (ix) the outbreak or escalation of hostilities or acts of terrorism involving the United States or the declaration by the United States of a national emergency or war or (x) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, inadvisable or impractical to proceed with the delivery of the Underwritten Securities. Any such termination shall be without liability of any party to any other party with respect to Underwritten Securities not purchased by reason of such termination except that the provisions of Sections 6 and 7 hereof shall at all times be effective. If the Underwriters elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by the Underwriters by telephone, telex or telecopy, confirmed by letter.

     9. The respective obligations of the Underwriters under this Agreement with respect to the Underwritten Securities are subject to the accuracy in all material respects, on the date of the Terms Agreement and on the Delivery Date, of the representations and warranties of the Company contained herein, the performance by the Company and the Subsidiary Guarantors, if any, of their respective obligations hereunder, and to each of the following additional terms and conditions:

          (a) At or before the Delivery Date, no stop order suspending the effectiveness of the Registration Statement nor any similar order directed to any document incorporated by reference in the Prospectus shall have been issued and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made to the accuracy or adequacy of any document incorporated by reference in the Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and the Company shall not have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus (or any document incorporated by reference therein) without the consent of the Underwriters (which consent shall not be unreasonably withheld).

          (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus contains an untrue statement of fact which, in the opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Underwritten Securities, the Subsidiary

Guarantees, if any, and the Indenture and the form of the Registration Statement, the Prospectus (other than financial statements and other financial data) and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all material respects to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) The Company shall have furnished to the Underwriters the opinion of Timothy J. Geckle, Senior Vice President and General Counsel of the Company addressed to the Underwriters and dated the Delivery Date in form and substance satisfactory to the Underwriters and their counsel, to the effect that:

               (i) Each of the Company and the Subsidiary Guarantors (or, if none, the significant subsidiaries (as defined in Rule 405)) has been duly incorporated or organized and is validly existing as a corporation or other entity in good standing under the laws of the jurisdiction in which it is chartered or organized, with full power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification except where the failure to so qualify would not have a material adverse effect on the business, operations, properties or financial condition of the Company and its subsidiaries taken as a whole;

               (ii) All of the issued and outstanding shares of capital stock of each Subsidiary Guarantor (or, if none, of each significant subsidiary) have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus or such opinion, all outstanding shares of capital stock of the Subsidiary Guarantors (or, if applicable, the significant subsidiaries) are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the best knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances, and the Company has no subsidiaries required by Regulation S-K under the Act to be listed as a subsidiary on Exhibit 21 other than those listed in Exhibit 21 to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2003;

               (iii) The Indenture has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors and duly qualified under the Trust Indenture Act and is a valid and legally binding instrument of the Company and the Subsidiary Guarantors enforceable in accordance with its terms.

               (iv) The Underwritten Securities are in a form contemplated by the Indenture and have been duly authorized by all necessary corporate action, have been duly executed and, assuming the due authentication and delivery thereof by the Trustee (and payment therefor by the Underwriters), are legal, valid and binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture;

               (v) The Subsidiary Guarantees have been duly authorized by the Subsidiary Guarantors, have been duly executed and, assuming the due authentication and delivery of the Indenture and the Underwritten Securities by the Trustee (and payment for the

Underwritten Securities by the Underwriters) and when endorsed on the Underwritten Securities in the manner provided in the Indenture, are legal, valid and binding obligations of the Subsidiary Guarantors enforceable in accordance with their terms and entitled to the benefits of the Indenture;

               (vi) The statements in the Prospectus under the following (or comparable) captions “Description of Notes” and “Description of Debt Securities”, insofar as they purport to summarize in all material respects the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by the Rules and Regulations of the Commission;

               (vii) To the best knowledge of such counsel, after due inquiry, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

               (viii) The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus and the documents incorporated by reference in therein (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Trust Indenture Act and the Exchange Act and the respective rules thereunder;

               (ix) The Terms Agreement (including the provisions of this “Amended and Restated Underwriting Agreement Basic Provisions”) has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors; the execution, delivery and performance of the Terms Agreement (including the provisions of this “Amended and Restated Underwriting Agreement Basic Provisions”), the consummation of the transactions contemplated hereby, compliance by the Company with the provisions of the Underwritten Securities and the Indenture and compliance by the Subsidiary Guarantors with the provisions of the Subsidiary Guarantees and the Indenture will not conflict with or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any loan agreement, indenture, mortgage, deed of trust, other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in a violation of the corporate charter or by-laws of the Company or any of the Subsidiary Guarantors (or, if none, the significant subsidiaries) or of any law, order, rule or regulation of any court, regulatory body, administrative agency or governmental body or arbitrator known to such counsel and having jurisdiction over the Company, any of the Subsidiary Guarantors (or, if none, the significant subsidiaries) or their respective properties;

               (x) No consent, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or governmental body or arbitrator is required for the execution, delivery and performance by the Company or the Subsidiary Guarantors of the Terms Agreement (including the provisions of this “Amended and Restated Underwriting Agreement Basic Provisions”), the consummation of the transactions contemplated hereby, compliance by the Company with the provisions of the Underwritten Securities and the Indenture and compliance by the Subsidiary Guarantors with the provisions of the Subsidiary Guarantees and the Indenture, except such as have been obtained under the Act, the Trust Indenture Act and the Exchange Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Underwritten Securities and the Subsidiary Guarantees by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

               (xi) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

     In addition, such opinion shall also contain a statement to the effect that while such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of the Registration Statement or the Prospectus (except as and to the extent set forth in clause (vi) above), based upon the procedures referred to in such opinion nothing has come to the attention of such counsel which leads him to believe that (i) either the Registration Statement at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) the Prospectus as of its date and as of the date of the opinion contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel will not comment as to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus).

     Such opinion may state that it is limited solely to Federal law and the laws of the State of Maryland, except that such counsel has examined (A) the corporate laws of the States of California, Indiana, Delaware, Florida, Texas and Arizona, (B) the limited liability company laws of the State of Delaware, and (C) the limited partnership laws of the State of Indiana, solely for the purpose of rendering the opinions concerning the organization of the Subsidiary Guarantors, if any (other than the Subsidiary Guarantors organized under the laws of the State of Maryland), and the due authorization of the execution and delivery of the Terms Agreement and the Subsidiary Guarantees by the Subsidiary Guarantors, if any (other than the Subsidiary Guarantors organized under the laws of the State of Maryland).

          (e) DLA Piper Rudnick Gray Cary US LLP shall have furnished to the Underwriters their opinion, addressed to the Underwriters and dated the Delivery Date, as counsel to the Company, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

               (ii) The Subsidiary Guarantors organized in Delaware or Maryland have been duly incorporated or organized and are validly existing in good standing under the laws of their respective jurisdictions in which they are organized, with full power and authority to own their respective properties and conduct their respective businesses as described in the Prospectus;

               (iii) The Indenture has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors and duly qualified under the Trust Indenture Act and is a valid and legally binding instrument of the Company and the Subsidiary Guarantors enforceable in accordance with its terms;

               (iv) The Underwritten Securities are in a form contemplated by the Indenture and have been duly authorized by all necessary corporate action, have been duly executed and, assuming the due authentication and delivery thereof by the Trustee (and payment therefor by the Underwriters) are legal, valid and binding obligations of the Company enforceable in accordance with their terms and entitled to the benefits of the Indenture;

               (v) The Subsidiary Guarantees have been duly authorized by the Subsidiary Guarantors, have been duly executed and, assuming the due authentication and delivery of the Indenture and the Underwritten Securities by the Trustee (and payment for the Underwritten Securities by the Underwriters) and when endorsed on the Underwritten Securities in the manner provided in the Indenture, are legal, valid and binding obligations of the Subsidiary Guarantors enforceable in accordance with their terms and entitled to the benefits of the Indenture;

               (vi) The Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus and the documents incorporated by reference in the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Trust Indenture Act and the Exchange Act and the respective rules thereunder;

               (vii) The statements made in the Prospectus under the following (or comparable) captions: “Description of Notes” and “Description of Debt Securities”, insofar as they purport to summarize in all material respects the provisions of documents or agreements specifically referred to therein, fairly present the information called for with respect thereto by Form S-3;

               (viii) The Terms Agreement (including the provisions of this “Amended and Restated Underwriting Agreement Basic Provisions”) has been duly authorized, executed and delivered by the Company and the Subsidiary Guarantors organized in Delaware or Maryland; the execution, delivery and performance of the Terms Agreement (including the provisions of this “Amended and Restated Underwriting Agreement Basic Provisions”), compliance by the Company with the provisions of the Underwritten Securities and the Indenture and compliance by the Subsidiary Guarantors with the provisions of the Subsidiary Guarantees or the consummation of the transactions contemplated herein or the fulfillment of the terms hereof will not conflict with, result or constitute a default (nor an event which with the notice or lapse of time, or both, would constitute a default) under the charter or by-laws of the Company or Ryland Mortgage Company (“RMC”) or any Subsidiary Guarantor organized under the laws of Delaware or Maryland or the terms of any indenture, other agreement or instrument known to such counsel and to which the Company or RMC or any Subsidiary Guarantor organized under the laws of Delaware or Maryland is a party or bound and which is material to the financial condition of the Company and its subsidiaries taken as a whole or result in a violation of any law, order or regulation known to such counsel to be applicable to the Company or RMC or any Subsidiary Guarantor organized under the laws of Delaware or Maryland of any court, regulatory body, administrative agency or governmental body or arbitrator having jurisdiction over the Company, the Subsidiary Guarantors organized under the laws of Delaware or Maryland or any of their respective properties; and no consent, authorization or order of, or filing or registration with, any court, regulatory body, administrative agency or governmental body or arbitrator is required for the execution, delivery and performance by the Company or the Subsidiary Guarantors of the Terms Agreement (including the provisions of this “Amended and Restated Underwriting Agreement Basic Provisions”) compliance by the Company with the provisions of the Underwritten Securities and the Indenture and compliance by the Subsidiary Guarantors with the provisions of the Subsidiary Guarantees or the consummation of the transactions contemplated herein or the fulfillment of the terms hereof, except such as may be required by the Act, the Trust Indenture Act, the Exchange Act or state securities laws.

     In addition, such opinion shall also contain a statement to the effect that while such counsel is not passing upon, and does not assume responsibility for, the accuracy, completeness or fairness of the Registration Statement or the Prospectus (except as and to the extent set forth in clause (vii) above), based upon the procedures referred to in such opinion nothing has come to the attention of such counsel which lead them to believe that (i) either the Registration Statement at the time the Registration Statement became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) the Prospectus as of its date and as of the date of the opinion contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel will not comment as to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Registration Statement or the Prospectus).

     Any opinions given by such counsel as to enforceability, if any, may be subject to the effect of liquidation, conservatorship, insolvency, bankruptcy, reorganization, moratorium, and other similar laws generally affecting the rights of creditors, the application of equitable principles (whether in equity or at law) and the availability of equitable remedies (whether in equity or at law).

          (f) The Underwriters shall have received from Simpson Thacher & Bartlett LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Underwritten Securities, the Subsidiary Guarantees, the Indenture, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company and the Subsidiary Guarantors shall have furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (g) The Company shall have furnished to the Underwriters on the Delivery Date a certificate, dated the Delivery Date, of its Chairman of the Board, President and Chief Executive Officer and its principal financial or accounting officer stating that:

               (i) the representations, warranties and agreements of the Company in Section 1 hereof are true and correct in all material respects as of the Delivery Date; the Company has complied in all material respects with all of its agreements contained herein to be performed or complied with at or before the Delivery Date; and the conditions set forth in Section 9(a) hereof have been fulfilled in all material respects;

               (ii) they have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of its effective date the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) the Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (C) since the effective date of the Registration Statement there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth;

               (iii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or is threatened by the Commission; and

               (iv) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse change in the financial condition, prospects, earnings, business, properties or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus or any material change in the Capital Stock or long-term debt of the Company and its subsidiaries taken as a whole.

          (h) Each Subsidiary Guarantor shall have furnished to the Underwriters on the Delivery Date a certificate, dated the Delivery Date, of its Chairman of the Board, President and Chief Executive Officer or Vice President or its Treasurer, principal financial or accounting officer stating that the representations, warranties and agreements of such Subsidiary Guarantor are true and correct in all material respects as of the Delivery Date; and such Subsidiary Guarantor has complied in all material respects with all of its agreements contained herein to be performed or complied with at or before the Delivery Date;

          (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (k) of this Section 9 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries taken as a whole.

          (j) Prior to the Delivery Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (k) The Company shall have furnished to the Underwriters on the Delivery Date a letter of Ernst & Young, addressed to the Underwriters and dated such date, confirming that they are an independent registered public accounting firm within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or development since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Underwriters concurrently with the execution of this Agreement and confirming in all material respects the conclusions and findings set forth in such prior letter.

     If any of the conditions specified in this Section 9 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and Simpson Thacher & Bartlett LLP, counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Delivery Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     10. If the Company or the Subsidiary Guarantors shall fail to tender the Underwritten Securities or the Subsidiary Guarantees on the Delivery Date or if the Underwriters shall decline to purchase the Underwritten Securities for any reason permitted under this Agreement (other than pursuant to Section 3 or any of clauses (iv) (other than with respect to the Company’s capital stock), (v), (vi), (vii), (ix) or (x) of Section 8 hereof), the Company shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Underwritten Securities, and upon demand the Company shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 3 hereof by reason of the default of one or more Underwriters or pursuant to any of clauses (iv) (other than with respect to the Company’s capital stock), (v), (vi), (vii), (ix) or (x) of Section 8 hereof, the Company shall not be obligated to reimburse any Underwriter on account of such expenses except that the Company will continue to be liable for the payment of the expenses as set forth in Section 5(j) and with respect to any non-defaulting underwriter and the QIU as set forth in Sections 6 and 7, respectively, and shall not continue to be liable for the payment of expenses of any defaulting underwriter as set forth in Section 6.

     11. The Company and the Subsidiary Guarantors shall be entitled to act and rely upon any request, consent, notice or agreement of the Underwriters. Any notice by the Company to the Underwriters shall be sufficient if given in writing or by telegraph addressed to the Representatives at the address set forth for that purpose in the Terms Agreement, and any notice by the Underwriters to the Company shall be sufficient if given by the Representatives in writing or by telecopy addressed to the Company at 24025 Park Sorrento, Suite 400, Calabasas, California 91302, attention General Counsel.

     12. This Agreement shall be binding upon the Underwriters, the Company, the Subsidiary Guarantors, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (a) the representations, warranties, indemnities and agreements of the Company and the Subsidiary Guarantors contained in this Agreement shall also be deemed to be for the benefit of any partner, director or officer or the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act, (b) the indemnity agreement of the Underwriters contained in Section 6 hereof shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company and (c) the indemnity agreement of the Company contained in Section 7 shall be for the benefit of the QIU. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

     13. For purpose of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading.

     14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK. THE TERMS AGREEMENT MAY BE EXECUTED IN ONE OR MORE COUNTERPARTS, AND IF EXECUTED IN MORE THAN ONE COUNTERPART THE EXECUTED COUNTERPARTS SHALL TOGETHER CONSTITUTE A SINGLE AGREEMENT.

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